Exhibit 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-QSB (the
"Report") of Telemetrix Inc. (the "Company") for the fiscal quarter ended
March 31, 2004, I, Michael Tracy, Chief Financial Officer (Principal Accounting
Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my
knowledge, that:

     (1) the Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

July 22, 2004

                                       /s/ Michael Tracy
                                    Name:  Michael Tracy
                                    Title: Chief Financial Officer
                                        (Principal Accounting Officer)